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                                                                  EXHIBIT (e)(4)
SERVICE REQUEST


CORPORATE INVESTOR SELECT(SM)

AMERICAN GENERAL LIFE

CORPORATE INVESTOR SELECT(SM)- FIXED OPTION

     .    Division 301 - AGL Declared Fixed Interest Account

CORPORATE INVESTOR SELECT(SM) - VARIABLE DIVISIONS

AIG Retirement Company I

     .    Division 864 - International Equities

     .    Division 805 - Mid Cap Index

     .    Division 801 - Money Market I

     .    Division 865 - Nasdaq-100(R) Index

     .    Division 866 - Science and Technology

     .    Division 827 - Small Cap Index

     .    Division 806 - Stock Index

AIM Variable Insurance Funds

     .    Division 802 - International Growth

The Alger American Fund

     .    Division 849 - Capital Appreciation

     .    Division 843 - MidCap Growth

American Century Variable Portfolios, Inc.

     .    Division 825 - Value

Credit Suisse Trust

     .    Division 850 - Small Cap Core I

Fidelity(R) Variable Insurance Products

     .    Division 851 - Asset Manager(SM)

     .    Division 840 - Contrafund(R)

     .    Division 838 - Equity-Income

     .    Division 852 - Freedom 2020

     .    Division 853 - Freedom 2025

     .    Division 854 - Freedom 2030

     .    Division 839 - Growth

     .    Division 844 - Mid Cap

Franklin Templeton Variable Insurance Products Trust

     .    Division 845 - Franklin Small Cap Value Securities

     .    Division 855 - Franklin U.S. Government

     .    Division 856 - Mutual Shares Securities

     .    Division 857 - Templeton Foreign Securities

Janus Aspen Series

     .    Division 823 - Mid Cap Growth

MFS(R) Variable Insurance Trust(SM)

     .    Division 820 - New Discovery

     .    Division 818 - Research

Neuberger Berman Advisers Management Trust

     .    Division 824 - Mid-Cap Growth

     .    Division 858 - Socially Responsive

Oppenheimer Variable Account Funds

     .    Division 859 - Balanced

     .    Division 846 - Global Securities

PIMCO Variable Insurance Trust

     .    Division 860 - CommodityRealReturn(TM) Strategy

     .    Division 836 - Real Return

     .    Division 835 - Short-Term

     .    Division 837 - Total Return

Pioneer Variable Contracts Trust

     .    Division 861 - Mid Cap Value

Putnam Variable Trust

     .    Division 814 - Diversified Income

     .    Division 815 - International Growth and Income

SunAmerica Series Trust

     .    Division 862 - Aggressive Growth

     .    Division 863 - Balanced

Van Kampen Life Investment Trust

     .    Division 867 - Growth and Income

Vanguard(R) Variable Insurance Fund

     .    Division 833 - High Yield Bond

     .    Division 834 - REIT Index

AGLC103381

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[LOGO] AIG(R) AMERICAN GENERAL                                                                               VARIABLE UNIVERSAL LIFE
                                                                                                           INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
A Subsidiary of American International Group, Inc. (AIG)              (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax:
                                                                                                                      (713) 620-6653

[_] POLICY             1.  POLICY #: ____________________________    Insured: ______________________________________________________
IDENTIFICATION
                           Address: _________________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION
FOR ALL REQUESTS.          Primary Owner (If other than an insured): ________________________________________

                           Address: _________________________________________________________________________ New Address (yes) (no)

                           Primary Owner's S.S. No. or Tax I.D. No. _____________________ Phone Number: (  ) __________ - __________

                           Joint Owner (If applicable): _____________________________________________________

                           Address: ________________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE        2.  Change Name Of: (Circle One)       Insured  Owner    Payor    Beneficiary

Complete this section      Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of
one of the Insured,        ____________________________________________________   __________________________________________________
Owner, Payor or
Beneficiary has            Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN          3.  INVESTMENT DIVISION                 PREM %  DED %    INVESTMENT DIVISION                  PREM %    DED %
ALLOCATION
PERCENTAGES                (301) AGL Declared Fixed Interest   _____% _____%    Janus Aspen Series
                                 Account*                                       (823) Mid Cap Growth                  _____%  _____%
Use this section to        AIG Retirement Company I                                   MFS(R)   Variable Insurance Trust(SM)
indicate how premiums      (864) International Equities        _____% _____%    (820) New Discovery                   _____%  _____%
or monthly deductions      (805) Mid Cap Index                 _____% _____%    (818) Research                        _____%  _____%
are to be allocated.       (801) Money Market I                _____% _____%    Neuberger Berman Advisers Management Trust
Total allocation           (865) Nasdaq-100(R) Index           _____% _____%    (824) Mid-Cap Growth                  _____%  _____%
in each column must        (866) Science and Technology        _____% _____%    (858) Socially Responsive             _____%  _____%
equal 100%; whole          (827) Small Cap Index               _____% _____%          Oppenheimer Variable Account Funds
numbers only.              (806) Stock Index                   _____% _____%    (859) Balanced                        _____%  _____%
                           AIM Variable Insurance Funds                         (846) Global Securities               _____%  _____%
                           (802) International Growth          _____% _____%    PIMCO Variable Insurance Trust
                           The Alger American Fund                              (860) CommodityRealReturn(TM)
                           (849) Capital Appreciation          _____% _____%          Strategy                        _____%  _____%
                           (843) MidCap Growth                 _____% _____%    (836) Real Return                     _____%  _____%
                           American Century Variable                            (835) Short-Term                      _____%  _____%
                           Portfolios, Inc.                                     (837) Total Return                    _____%  _____%
                           (825) Value                         _____% _____%    Pioneer Variable Contracts Trust
                           Credit Suisse Trust                                  (861) Mid Cap Value                   _____%  _____%
                           (850) Small Cap Core I              _____% _____%    Putnam Variable Trust
                           Fidelity(R) Variable Insurance                       (814) Diversified Income              _____%  _____%
                           Products                                             (815) International Growth and Income _____%  _____%
                           (851) Asset Manager(SM)             _____% _____%    SunAmerica Series Trust
                           (840) Contrafund(R)                 _____% _____%    (862) Aggressive Growth               _____%  _____%
                           (838) Equity-Income                 _____% _____%    (863) Balanced                        _____%  _____%
                           (852) Freedom 2020                  _____% _____%    Van Kampen Life Investment Trust
                           (853) Freedom 2025                  _____% _____%    (867) Growth and Income               _____%  _____%
                           (854) Freedom 2030                  _____% _____%    Vanguard(R) Variable Insurance Fund
                           (839) Growth                        _____% _____%    (833) High Yield Bond                 _____%  _____%
                           (844) Mid Cap                       _____% _____%    (834) REIT Index                      _____%  _____%
                           Franklin Templeton Variable Insurance Products
                           Trust                                                Other: ________________________       _____%  _____%
                           (845) Franklin Small Cap Value                                                             100      100
                                 Securities                    _____% _____%
                           (855) Franklin U.S. Government      _____% _____%
                           (856) Mutual Shares Securities      _____% _____%
                           (857) Templeton Foreign Securities  _____% _____%

*PLEASE SEE ITEM 10 OF THIS FORM FOR IMPORTANT RESTRICTIONS ON TRANSFERS OUT OF THE AGL DECLARED FIXED INTEREST ACCOUNT.
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[_] MODE OF PREMIUM    4.  Indicate frequency and premium amount desired: $_______ Annual $_______ Semi-Annual $_______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                         $_______ Monthly (Bank Draft Only)

Use this section to
change the billing         Indicate billing method desired: _____ Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                                                                     (attach a Bank Draft Authorization Form and
method of premium                                                                    "Void" Check)
payment. Note,
however, that AGL          Start Date: ______/ ______/ ______
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.
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[_] LOST POLICY        5.  I/we hereby certify that the policy of insurance for the listed policy has been _____ LOST _____
    CERTIFICATE            DESTROYED _____ OTHER.

Complete this section
if applying for a          Unless I/we have directed cancellation of the policy, I/we request that a:
Certificate of
Insurance or                    ______ Certificate of Insurance at no charge
duplicate policy to
replace a lost or               ______ Full duplicate policy at a charge of $25
misplaced policy.
If a full duplicate        be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
policy is being            policy to AGL for cancellation.
requested, a check
or 25 money order
for $ payable to
AGL must be
submitted with this
request.
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[_] DOLLAR COST        6.  Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)        Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM        DCA to be made from the following investment option: ________________________________________
    BEGINNING              Transfer: $____________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)             AIG Retirement Company I                              Janus Aspen Series
                       (864) International Equities        $ ______________  (823) Mid Cap Growth                   $ ______________
An amount can be       (805) Mid Cap Index                 $ ______________  MFS(R) Variable Insurance Trust(SM)
systematically         (801) Money Market I                $ ______________  (820) New Discovery                    $ ______________
transferred from any   (865) Nasdaq-100(R) Index           $ ______________  (818) Research                         $ ______________
one investment option  (866) Science and Technology        $ ______________  Neuberger Berman Advisers Management Trust
and directed to one    (827) Small Cap Index               $ ______________  (824) Mid-Cap Growth                   $ ______________
or more of the         (806) Stock Index                   $ ______________  (858) Socially Responsive              $ ______________
investment options at  AIM Variable Insurance Funds                          Oppenheimer Variable Account Funds
right. The AGL         (802) International Growth          $ ______________  (859) Balanced                         $ ______________
Declared Fixed         The Alger American Fund                               (846) Global Securities                $ ______________
Interest Account is    (849) Capital Appreciation          $ ______________  PIMCO Variable Insurance Trust
not available for      (843) MidCap Growth                 $ ______________  (860) CommodityRealReturn(TM)
DCA. Please refer to                                                               Strategy                         $ ______________
the prospectus for     American Century Variable Portfolios, Inc.            (836) Real Return                      $ ______________
more information on    (825) Value                         $ ______________  (835) Short-Term                       $ ______________
the DCA option.        Credit Suisse Trust                                   (837) Total Return                     $ ______________
                       (850) Small Cap Core I              $ ______________  Pioneer Variable Contracts Trust
NOTE: DCA is not       Fidelity(R) Variable Insurance Products               (861) Mid Cap Value                    $ ______________
available if the       (851) Asset Manager (SM)            $ ______________  Putnam Variable Trust
Automatic Rebalancing  (840) Contrafund(R)                 $ ______________  (814) Diversified Income               $ ______________
option has been        (838) Equity-Income                 $ ______________  (815) International Growth and Income  $ ______________
chosen.                (852) Freedom 2020                  $ ______________  SunAmerica Series Trust
                       (853) Freedom 2025                  $ ______________  (862) Aggressive Growth                $ ______________
                       (854) Freedom 2030                  $ ______________  (863) Balanced                         $ ______________
                       (839) Growth                        $ ______________  Van Kampen Life Investment Trust
                       (844) Mid Cap                       $ ______________  (867) Growth and Income                $ ______________
                       Franklin Templeton Variable Insurance Products Trust  Vanguard(R) Variable Insurance Fund
                       (845) Franklin Small Cap Value
                             Securities                    $ ______________  (833) High Yield Bond                  $ ______________
                       (855) Franklin U.S. Government      $ ______________  (834) REIT Index                       $ ______________
                       (856) Mutual Shares Securities      $ ______________
                       (857) Templeton Foreign Securities  $ ______________  Other: _______________________         $ ______________





                       ______ INITIAL HERE TO REVOKE DCA ELECTION.
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[_] AUTOMATIC                        7. Indicate frequency: _____ Quarterly _____ Semi-Annually _____ Annually
    REBALANCING

($5,000 minimum accumulation                          (DIVISION NAME OR NUMBER)                       (DIVISION NAME OR NUMBER)
value) Use this section to apply     _______% : ___________________________________   _______% :___________________________________
for or make changes to Automatic
Rebalancing of the variable          _______% : ___________________________________   _______% :___________________________________
divisions. Please refer to the
prospectus for more information      _______% : ___________________________________   _______% :___________________________________
on the Automatic Rebalancing
Option.                              _______% : ___________________________________   _______% :___________________________________

Note: Dollar Cost Averaging is       _______% : ___________________________________   _______% :___________________________________
not available if the Automatic
Rebalancing option has been          _______% : ___________________________________   _______% :___________________________________
chosen.
                                     _______% : ___________________________________   _______% :___________________________________

                                     ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION FOR TRANSACTIONS   8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or
                                     e-service instructions, if elected, to transfer values among the Variable Divisions and AGL
Complete this section if you are     Declared Fixed Interest Account and to change allocations for future
applying for or revoking current     premium payments and monthly deductions.
telephone or e-service privileges.
                                     Initial the designation you prefer:

                                     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.

                                     ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by
                                     AGL in its home office.

                                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE                      9. Name of Insured for whom this correction is submitted: ____________________________________

Use this section to correct the      Correct DOB: ________/________/________
age of any person covered under
this policy. Proof of the correct
date of birth must accompany
this request.

[_] TRANSFER OF ACCUMULATED          10.                              (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
    VALUES
                                     Transfer $____ or ______% from ______________________________ to _____________________________.

Use this section if you want to      Transfer $____ or ______% from ______________________________ to _____________________________.
transfer money between divisions.
The minimum amount for transfers     Transfer $____ or ______% from ______________________________ to _____________________________.
is $500.00. Transfers out of the
AGL Declared Fixed Interest          Transfer $____ or ______% from ______________________________ to _____________________________.
Account to a Variable Division may
only be made within the 60 days      Transfer $____ or ______% from ______________________________ to _____________________________.
after a policy anniversary. The
amount that may be transferred out   Transfer $____ or ______% from ______________________________ to _____________________________.
each policy year is also
restricted. See transfer             Transfer $____ or ______% from ______________________________ to _____________________________.
limitations outlined in
prospectus. If a transfer causes     Transfer $____ or ______% from ______________________________ to _____________________________.
the balance in any division to
drop below $500, AGL reserves the    Transfer $____ or ______% from ______________________________ to _____________________________.
right to transfer the remaining
balance. Amounts to be transferred   Transfer $____ or ______% from ______________________________ to _____________________________.
should be indicated in dollar or
percentage amounts, maintaining
consistency throughout.
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AGLC103381                           Page 4 of 5

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
[_] REQUEST FOR                11.   ________ I request a partial surrender of $________ or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN                      ________ I request a loan in the amount of $____________.

Use this section to apply for a
partial surrender from or policy     ________ I request the maximum loan amount available from my policy.
loan against policy values. For
detailed information concerning      Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
these two options please refer to    percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
your policy and its related          Fixed Interest Account and Variable Divisions in use.
prospectus. If applying for a
partial surrender, be sure to        _______________________________________________________________________________________________
complete the Notice of
Withholding section of this          _______________________________________________________________________________________________
Service Request in addition to
this section.                        _______________________________________________________________________________________________

[_] NOTICE OF                  12.   The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING                      policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may
Complete this section if you have    elect not to have withholding apply by checking the appropriate box below. If you elect not to
applied for a partial surrender in   have withholding apply to your distribution or if you do not have enough income tax withheld,
Section 11.                          you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                     Check one: ______ I DO want income tax withheld from this distribution.

                                                ______ I DO NOT want income tax withheld from this distribution.

                                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/               13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
    SIGNATURE                        MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
                                     UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
Complete this section for ALL
requests.                            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                     OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                     Dated at ______________________ this _________ day of___________________, _________________.
                                              (City, State)

                                     X                                          X
                                     -----------------------------------------  ------------------------------------------------
                                     SIGNATURE OF OWNER                         SIGNATURE OF WITNESS

                                     X                                          X
                                     -----------------------------------------  ------------------------------------------------
                                     SIGNATURE OF JOINT OWNER                   SIGNATURE OF WITNESS

                                     X                                          X
                                     -----------------------------------------  ------------------------------------------------
                                     SIGNATURE OF ASSIGNEE                      SIGNATURE OF WITNESS
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AGLC103381                         Page 5 of 5